Exhibit 10.7(s)


                                 REGISTERED NOTE

     THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$_____________                                                     June 4, 1996


     FOR VALUE RECEIVED, the undersigned, KEEBLER HOLDING CORP., a Delaware corporation and the surviving corporation of the Merger (the "Borrower"), promises to pay to the order of
                (the "Lender") the principal sum of
           ($          ) or, if less, the aggregate unpaid
principal amount of all Term-[A][B][C] Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Registered Note is one of the Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable.

     As provided in Section 10.11.3 of the Credit Agreement, this Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligation(s) evidenced hereby on the Register described in clause (b) of Section 2.8 of the Credit Agreement. Any assignment or transfer of all or part of such Obligations(s) and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations(s), duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Obligation(s) and this Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

     *[This Registered Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Registered Note, dated January 26, 1996, payable to the order of the Lender and issued under the Existing Credit Agreement (the "Existing Registered Note"), and the Indebtedness originally evidenced by the Existing Registered Note which is now evidenced by this Registered Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Registered Note paid, or to release or terminate any Lien given to secure the Existing Registered Note, which Liens shall continue to secure the Indebtedness evidenced by this Registered Note.]

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

- --------
*    TO BE INCLUDED IN REGISTERED NOTES TO EXISTING LENDERS.


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

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                        KEEBLER HOLDING CORP.


                                        By
                                          -------------------------------------
                                          Title:

                  TERM [A] [B] [C] LOANS AND PRINCIPAL PAYMENTS


====================================================================================================================================
                                        Interest
                 Amount of               Period
                Term [A] [B]             (If Ap-              Amount of                     Unpaid
                     [C]                  plic-               Principal                    Principal
 Date             Loan Made               able)                 Repaid                      Balance
        -----------------------------               ---------------------------  -------------------------------
             Base          LIBO                           Base          LIBO          Base          LIBO                   Notation
             Rate          Rate                           Rate          Rate          Rate          Rate           Total   Made By
====================================================================================================================================

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


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